Exhibit 1.3

                               STOLT OFFSHORE S.A.

                                  Common Shares

                             UNDERWRITING AGREEMENT

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Ladies and Gentlemen:

          SECTION 1. Introduction. Stolt Offshore S.A., a societe anonyme holding organized under the laws of Luxembourg (the "Company"), proposes to issue and sell, and Stolt Offshore Investing Ltd., a Bermuda corporation and an indirect wholly owned subsidiary of the Company ("SOIL"), and Stolt-Nielsen Transportation Group Ltd., a Liberian corporation and a wholly owned subsidiary of Stolt-Nielsen S.A. ("SNTG" and, together with SOIL, the "Selling Shareholders") propose to sell, from time to time common shares, par value $2.00 per share, of the Company (including American Depositary Shares evidencing the Company's common shares, the "Common Shares").

          Particular issuances and sales of Common Shares by the Company and sales of Common Shares by the Selling Shareholders will be made pursuant to a Terms Agreement referred to in Section 3 in the form of Annex A attached hereto, for resale in accordance with the terms of offering determined at the time of sale. Under such Terms Agreement, subject to the terms and conditions hereof, the Company will agree to issue and sell, and the Selling Shareholders will agree to sell, and the firm or firms specified therein (the "Underwriters") will agree to purchase, severally, the number of Common Shares specified therein (the "Firm Shares"). In such Terms Agreement, the Company and/or the Selling Shareholders also may grant to such Underwriters, subject to the terms and conditions set forth therein, an option to purchase additional Common Shares in an amount not to exceed the amount specified in such Terms Agreement (such additional Common Shares are hereinafter referred to as the "Option Shares"). The Firm Shares and the Option Shares are hereinafter collectively referred to as the "Offered Shares." The Offered Shares are registered pursuant to the registration statement referred to in Section 2(a).

          Pursuant to the Terms Agreement referred to in Section 3, the Underwriters may have the right to elect to take delivery of the Offered Shares in the form of Common Shares or in the form of American Depositary Shares (the "ADSs"). The ADSs are to be issued pursuant to the Amended and Restated Deposit Agreement, dated as of July 2, 2002 (the "Deposit Agreement"), among the Company, Citibank, N.A., as depositary (the "Depositary"), and the registered holders from time to time of the American Depositary Receipts (the "ADRs") issued by the Depositary and evidencing the ADSs. Each ADS will initially represent the right to receive one Common Share deposited pursuant to the Deposit Agreement. Except as the context may otherwise require, references hereinafter to Common Shares or Offered Shares shall include

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all of the Common Shares or Offered Shares, as the case may be, whether in the form of Common Shares or ADSs.

          The representative or representatives of the Underwriters, if any, specified in a Terms Agreement referred to in Section 3 are hereinafter referred to as the "Representatives"; provided, however, that if the Terms Agreement does not specify any representative of the Underwriters, the term "Representatives", as used in this Agreement (other than in the second sentence of Section 3) shall mean the Underwriters.




          SECTION 2. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees with, each Underwriter that:

          (a) A registration statement on Form F-3 (No. 333-86288), including a prospectus relating to the Offered Shares, has been filed with the Securities and Exchange Commission (the "Commission") and has been declared effective by the Commission. The various parts of such registration statement, as amended at the time of the execution of the Terms Agreement referred to in Section 3, including all exhibits thereto (but excluding the Trustees' Statement of Eligibility on Form T-1) and the documents incorporated by reference in the prospectus contained in such registration statement at the time of execution of the Terms Agreement referred to in Section 3, are hereinafter collectively referred to as the "Registration Statement." Any prospectus included in the Registration Statement at the time it became effective or in any post-effective amendment thereto filed prior to the time of execution of the Terms Agreement at the time such amendment became effective or was filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") of the rules and regulations of the Commission (the "Rules and Regulations") under the Securities Act of 1933, as amended (the "Securities Act"), as supplemented by a preliminary prospectus supplement reflecting the proposed terms of the offering of the Offered Shares that is filed with the Commission pursuant to and in accordance with Rule 424(b) prior to the time of the execution of the Terms Agreement referred to in Section 3, including all material incorporated therein by reference, is hereinafter referred to as a "Preliminary Prospectus." The prospectus included in the Registration Statement, as supplemented by a prospectus supplement to reflect the terms of the offering of the Offered Shares, as first filed with the Commission pursuant to and in accordance with Rule 424(b) including all material incorporated by reference therein, is hereinafter referred to as the "Prospectus." Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Prospectus or Preliminary Prospectus, as the case may be. No stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission.

          (b) The Registration Statement relating to the Offered Shares, on the effective date thereof, and any Preliminary Prospectus, as of its date, conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Registration Statement and

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the Prospectus, on the date of the Terms Agreement referred to in Section 3, will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations, and neither of such documents will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that the foregoing representation and warranty does not apply to statements in or omissions based upon written information furnished to the Company by an Underwriter of Offered Shares through a Representative expressly for use in the Prospectus as amended or supplemented or any Preliminary Prospectus relating to such Offered Shares.

          (c) The documents incorporated by reference into the Prospectus (the "Incorporated Documents"), when such documents were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents, when so filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and each document, if any, hereafter filed and so incorporated by reference in the Prospectus and any further amendment or supplement thereto (other than documents incorporated by reference therein relating solely to an offering of securities other than the Offered Shares), when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and will not, when so filed, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing representation and warranty does not apply to statements in or omissions based upon written information furnished to the Company by an underwriter of Offered Shares through the Representatives expressly for use in the Prospectus as amended or supplemented or any Preliminary Prospectus relating to such Offered Shares.

          (d) Registration Statements on Form F-6 (Nos. 333-8848 and 333-90470) in respect of the ADSs have been filed with the Commission and have been declared effective by the Commission; no stop orders suspending the effectiveness of such Registration Statements have been issued and no proceedings for that purpose have been initiated or, to the knowledge of the Company, threatened by the Commission (the various parts of such Registration Statements, including all exhibits thereto, each as amended at the time of the Terms Agreement, being hereinafter called the "ADS Registration Statements"); such ADS Registration Statements when they became effective conformed, and any further amendment thereto when they become effective will conform, in all material respects to the requirements of the Securities Act and the Rules and Regulations; such ADS Registration Statements when they became effective did not, and any further amendment thereto when they become effective will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and, on the date of any Terms Agreement referred to in Section 3, the ADS Registration Statements will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and they will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

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          (e) The Company and each of its subsidiaries listed in Annex B (its
"Significant Subsidiaries") have been duly organized and are validly existing as entities in good standing under the laws of their respective jurisdictions of organization or authorization (to the extent good standing is recognized in such jurisdictions). The Company is duly qualified to do business and is in good standing (to the extent good standing is recognized in such jurisdictions) as a foreign corporation in each jurisdiction in which its ownership of property or the conduct of its business requires such qualification except where the failure to be so qualified would not reasonably be expected to have a material adverse effect on the business, financial condition, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"), and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged.

          (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of each Significant Subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except as would not reasonably be expected to result in a Material Adverse Effect.

          (g) The unissued Offered Shares to be issued and sold by the Company to the Underwriters under the Terms Agreement referred to in Section 3 have been duly and validly authorized and, when issued and delivered against payment therefor in accordance with such Terms Agreement, will be duly and validly issued, fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Prospectus; except as set forth in the Prospectus, the issuance and sale of the Offered Shares under the Terms Agreement is not subject to the pre-emptive or other similar rights of any securityholder of the Company, and the holders of outstanding shares of the Company do not have any pre-emptive or similar rights under any circumstances, except as described in the Prospectus; the unissued Offered Shares to be issued and sold by the Company are freely transferable by the Company to or for the account of the several Underwriters; there are no restrictions on the subsequent transfer of the unissued Offered Shares to be issued and sold by the Company except as described in the Prospectus; and except as set forth in the Prospectus, no holder of Common Shares will be subject to personal liability by mere reason of being such a holder.

          (h) Upon the due issuance by the Depositary of ADRs evidencing ADSs against the deposit of Common Shares in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and persons in whose names such ADRs are registered will be entitled to the rights of registered holders of ADRs specified therein and in the Deposit Agreement; the ADSs conform in all material respects to all statements relating thereto contained in the Prospectus and the ADS Registration Statements and such descriptions conform to the rights set forth in the instruments defining the same; no holder of Common Shares in the form of ADSs will be subject to personal liability by mere reason of being such a holder; and the unissued Offered Shares in the form of Common Shares may be freely deposited by the Company with the Depositary against issuance of ADRs evidencing ADSs.

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

          (i) The Deposit Agreement has been duly authorized, executed and delivered by an officer of the Company duly elected or appointed and thereunto duly authorized under the laws of Luxembourg and, assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity; upon issuance by the Depositary of ADRs evidencing ADSs and the deposit of Common Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in the Prospectus.

          (j) This Agreement and the Terms Agreement have been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company.

          (k) The issue and sale of the Offered Shares to be sold by the Company under the Terms Agreement referred to in Section 3 and the deposit of the Common Shares with the Depositary against issuance of the ADRs evidencing the ADSs and the compliance by the Company with all of the provisions of this Agreement, such Terms Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) violate the provisions of the charter, by-laws or other organizational documents of the Company or any of its subsidiaries or
(iii) violate any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except, with respect to (i) and (iii) above, for such conflicts, breaches or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect or materially and adversely affect the performance of this Agreement by the Company or the consummation of the transactions contemplated hereby; and no governmental authorizations are required for the issue and sale of the Offered Shares, for the deposit of the Common Shares with the Depositary against issuance of ADRs evidencing the ADSs to be delivered or the consummation by the Company of the transactions contemplated by this Agreement and the Terms Agreement, except (i) such as have been obtained under the Securities Act and the Exchange Act, (ii) such as have been obtained with respect to the listing of the ADSs on the Nasdaq National Market ("Nasdaq") and the listing of the Offered Shares on the Oslo Stock Exchange (the "OSE"), subject to official notice of issuance and (iii) such governmental authorizations as may be required under state securities or Blue Sky laws or any laws of jurisdictions outside Luxembourg and the United States in connection with the purchase and distribution of the Offered Shares by or for the account of the Underwriters.

          (l) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration

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statement under the Securities Act with respect to any securities of the Company or any of its subsidiaries owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

          (m) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Prospectus or incorporated by reference therein, any material loss or material interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or incorporated by reference therein; and, since such date, otherwise than as set forth or contemplated in the Prospectus or incorporated by reference therein, there has not been any (i) material change in the capital stock of the Company or any material change in the long-term consolidated debt of the Company and its consolidated subsidiaries or (ii) Material Adverse Effect.

          (n) The consolidated financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included in the Prospectus or incorporated by reference therein present fairly in all material respects the consolidated financial position and consolidated results of operations of the Company and its consolidated subsidiaries, at the dates and for the periods indicated, and, except as otherwise indicated in the Registration Statement, have been prepared in conformity with generally accepted accounting principles of the United States applied on a consistent basis throughout the periods involved.

          (o) The Company's independent public accountants, who have certified certain financial statements of the Company included in the Registration Statement, are independent public accountants as required by the Securities Act and the Rules and Regulations.

          (p) Except as set forth in the Prospectus or incorporated by reference therein, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to result in a Material Adverse Effect; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (q) There are no contracts or other documents which are required to be described in the Prospectus or incorporated by reference therein or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or incorporated by reference therein or filed as exhibits to the Registration Statement.

          (r) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, shareholders, customers, suppliers or affiliates of the Company on the other hand, which is required to be described in the Prospectus or incorporated by reference therein which is not so described.

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          (s) Since the date as of which information is given in the Prospectus, and except as otherwise disclosed in the Prospectus, (i) the Company has not issued or granted any securities, other than pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans and (ii) the Company has not declared or paid any dividend on its capital shares.

          (t) The Company (i) makes and keeps accurate books and records and
(ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

          (u) Neither the Company nor any of its Significant Subsidiaries (i) is in violation of its charter, by-laws or other organizational documents, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, including the Deposit Agreement, where such default would reasonably be expected to result in a Material Adverse Effect or a material adverse effect on the performance of this Agreement by the Company or the consummation of the transactions contemplated hereby, or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, where such violation or such failure would reasonably be expected to result in a Material Adverse Effect.

          (v) Neither the Company nor any of its subsidiaries is, or, after giving effect to the offering and sale of the Offered Shares, will be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

          (w) Other than as described or set forth in the Prospectus, no stamp or other issuance taxes or duties imposed by Luxembourg are payable on behalf of the Underwriters in connection with the issue and sale of the Offered Shares or ADSs by the Company to the Underwriters, the deposit of the Common Shares under the Deposit Agreement or the sale of the Offered Shares or ADRs by the Underwriters or the initial purchasers thereof as contemplated by the Prospectus.

          (x) Under current law applicable in Luxembourg, all payments by the Company in respect of the Common Shares may be made without withholding or deduction for or on account of any taxes, duties, assessments or charges of whatever nature imposed or levied by or on behalf of Luxembourg or any political subdivision thereof or any authority therein or thereof having power to tax.

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          (y) Except as otherwise set forth in the Prospectus, the Company and its subsidiaries (i) are in compliance with all laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws") applicable to their respective businesses, (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice in writing of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect.

          (z) The Company and its subsidiaries are insured against such losses and risks and in such amounts as would reasonably be expected to be adequate to cover the conduct of their business and the value of their property and as is customary in the business in which they are engaged.

          (aa) Each of the Company and its subsidiaries has good and marketable title to, or valid and enforceable leasehold interests in, all real property and assets that are material to the conduct of the Company's business, free and clear of all liens, encumbrances and security interests, restrictions on title, equities, claims, or defects, except such as are described in the Prospectus, or such as would not reasonably be expected to result in a Material Adverse Effect and do not materially interfere with the use made and proposed to be made of any of such real property or assets. The Company owns or leases all such properties as are necessary and material to its operations as now conducted, and as proposed to be conducted as set forth in the Prospectus.

          (bb) The Company was not a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended, for the taxable year ending November 30, 2001, and does not reasonably expect to become a PFIC for its current taxable year or any future year.

          (cc) The Offered Shares to be sold by each Selling Shareholder under the Terms Agreement referred to in Section 3 have been duly authorized and when issued were validly issued, fully paid and non-assessable.

          SECTION 2A. Representations, Warranties and Agreements of the Selling Shareholders. Each Selling Shareholder represents, warrants and agrees as to itself with each Underwriter and the Company that:

          (a) Such Selling Shareholder has been duly organized and is validly existing as an entity in good standing under the laws of its jurisdiction of organization (to the extent good standing is recognized in such jurisdiction); and such Selling Shareholder has all requisite power and authority to execute and deliver this Agreement and the Terms Agreement and to perform its obligations hereunder and thereunder.

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          (b) Such Selling Shareholder is the lawful owner of the Offered Shares to be sold by such Selling Shareholder under the Terms Agreement referred to in
Section 3, and has good and marketable title to such Offered Shares, free and clear of all security interests, liens, encumbrances, restrictions on transfer, equities or other claims, and, upon delivery of and payment for such Offered Shares, good and valid title to such Offered Shares, free and clear of all security interests, liens, encumbrances, restrictions on transfer, equities or other claims will pass to the Underwriters; there are no restrictions on the subsequent transfer of the Offered Shares to be sold by the Selling Shareholders under the laws of Luxembourg or the United States except as described in the Prospectus; and the Offered Shares in the form of Common Shares to be sold by the Selling Shareholders may be freely deposited by the Selling Shareholders with the Depositary against issuance of ADRs evidencing ADSs.

          (c) This Agreement and the Terms Agreement have been duly authorized, executed and delivered by such Selling Shareholder and constitutes a valid and binding obligation of such Selling Shareholder.

          (d) The sale of the Offered Shares to be sold by such Selling Shareholder under the Terms Agreement referred to in Section 3 and the deposit of Common Shares with the Depositary against issuance of the ADRs evidencing the ADSs, the compliance by such Selling Shareholder with all of the provisions of this Agreement and such Terms Agreement and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject, (ii) result in any violation of the provisions of the charter, by-laws or other organizational documents of such Selling Shareholder or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Shareholder or any of its properties or assets, except, with respect to (i) and (iii) above, for such conflicts, breaches or violations which, individually or in the aggregate, would not materially and adversely affect the performance of this Agreement by such Selling Shareholder or the consummation of the transactions contemplated hereby; and no governmental authorizations are required for the offer and sale of such Offered Shares by such Selling Shareholder, for the deposit by such Selling Shareholder of Common Shares with the Depositary against issuance of ADRs evidencing the ADSs to be delivered, the compliance with the provisions of this Agreement and such Terms Agreement or the consummation by such Selling Shareholder of the transactions contemplated by this Agreement and such Terms Agreement, except (i) such as have been obtained under the Securities Act and the Exchange Act, (ii) such as have been obtained with respect to the listing of the ADSs on Nasdaq and the listing of the Offered Shares on the OSE, subject to official notice of issuance and
(iii) such governmental authorizations as may be required under state securities or Blue Sky laws or any laws of jurisdictions outside Luxembourg and the United States in connection with the purchase and distribution of the Offered Shares by or for the account of the Underwriters.

          (e) Only to the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, any Prospectus or

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

any amendment or supplement thereto are made in reliance upon and in conformity with information furnished to the Company by or on behalf of such Selling Shareholder expressly for use therein, in the case of any Preliminary Prospectus, such Preliminary Prospectus, as of its date, and in the case of the Registration Statement, the Registration Statement, as of its effective date, conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Registration Statement and the Prospectus on the date of the Terms Agreement referred to in
Section 3, will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and neither of such documents will include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; provided, that the foregoing representation and warranty does not apply to statements in or omissions based upon written information furnished to the Company by an Underwriter of Offered Shares through a Representative expressly for use in the Prospectus as amended or supplemented or any Preliminary Prospectus relating to such Offered Shares; and if at any time there is a change in the information referred to in this subsection, such Selling Shareholder will immediately notify the Company and the Underwriters of such change.

          (f) Other than as described or set forth in the Prospectus, no stamp or other issuance taxes or duties imposed by Luxembourg are payable on behalf of the Underwriters in connection with the sale of the Offered Shares or ADSs by the Selling Shareholders to the Underwriters, the deposit of the Common Shares under the Deposit Agreement or the sale of the Offered Shares or ADRs by the Underwriters to the initial purchasers thereof as contemplated by the Prospectus.

          (g) If reasonably requested by an Underwriter, with respect to the transactions herein contemplated, such Selling Shareholder will deliver to such Underwriter prior to or at the Time of Delivery (as hereinafter defined) an applicable properly completed and executed United States Treasury Department Form W-8 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof).

          SECTION 3. Purchase and Offering of Firm Shares. The obligation of the Company to issue and sell, and of the Selling Shareholders to sell, any Firm Shares, the obligation of the Underwriters to purchase the Firm Shares, and, if applicable, the Company's and/or the Selling Shareholders' granting to the Underwriters of an option to purchase any Option Shares, will be set forth in a Terms Agreement (the "Terms Agreement") which shall be in the form of an executed writing (which may be handwritten), and may be evidenced by an exchange of telegraphic or any other rapid transmission device designed to produce a written record of communications transmitted at the time the Company and the Selling Shareholders determine to sell the Firm Shares. The Terms Agreement will incorporate by reference the provisions of this Agreement, except as otherwise provided therein, and will specify the following: the firm or firms which will be Underwriters; the names of any Representatives; the aggregate amount of the Firm Shares, and, if applicable, the Option Shares; the terms of any option granted to the Underwriters to purchase Option Shares; the amount of Firm Shares to be purchased by each Underwriter; the initial public offering price of the Offered Shares; the purchase price to be paid by the Underwriters; and whether the Underwriters have the right to take delivery of the Offered Shares in the form of ADSs and, if so, the terms for exercise thereof. The Terms Agreement will also specify the place of delivery and payment for the Offered Shares and any details of the terms of offering that should be reflected in the prospectus supplement relating to the offering of the Offered Shares.

          The time and date of delivery and payment of the Firm Shares will be the time and date specified in the Terms Agreement, or such other time not later than seven full business days thereafter as the Representatives, the Company and the Selling Shareholders agree as the time for payment and delivery of the Firm Shares (such time and date being herein and in the Terms Agreement referred to as the "Firm Closing Date"). The time and date of delivery and payment of some or all of the Option Shares, if any, will be the time and date specified by the Underwriters as provided in the Terms Agreement, which may be the Firm Closing Date, but shall not be more than seven business days after the exercise of the option nor in any event prior to the Firm Closing Date (such time and date being herein and in the Terms Agreement referred to as the "Option Closing Date"). As used herein and in the Terms Agreement, the term "Closing Date" means, with respect to the Firm Shares, the Firm Closing Date and, with respect to the Option Shares, the Option Closing Date.

          The obligations of the Underwriters to purchase the Offered Shares will be several and not joint. It is understood that the Underwriters propose to offer the Offered Shares for sale as set forth in the Prospectus. The Offered Shares delivered to the Underwriters on the Closing Date will be issued by book-entry credit to the account or accounts in a qualified institution as specified by the Representatives or, if pursuant to the Terms Agreement the Underwriters have the right to elect to take delivery of the Offered Shares in the form of ADSs and the Representatives have exercised such right as provided in the Terms Agreement, then the Offered Shares will be issued by book-entry credit to the account specified by the Representatives for the benefit of the Depositary and the relevant ADSs will be in definitive form and will be in such denominations and registered in such names as the Underwriters may request.

          SECTION 4. Further Agreements of the Company. The Company agrees with the several Underwriters that it will furnish to counsel for the Underwriters, one copy of the Registration Statement relating to the Offered Shares and one copy of each of the ADS Registration Statements, in each case including all exhibits, in the form in which each became effective and of all amendments thereto and that, in connection with each offering of Offered Shares:

          (a) The Company will prepare the Prospectus in a form approved by the Representatives and will file the Prospectus with the Commission pursuant to and in accordance with Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following execution and delivery of the Terms Agreement referred to in Section 3 and will make no further amendment to the Registration Statement or amendment or supplement to the Prospectus (other than those relating solely to an offering of securities other than the Offered Shares) prior to the Firm Closing Date or, if later, the Option Closing Date which in any case shall be disapproved by the Representatives promptly after reasonable notice thereof.

          (b) During the time when a prospectus relating to the Offered Shares is required to be delivered under the Securities Act, (i) the Company will advise the Representatives of the time when any amendment to the Registration Statement has been filed or, promptly after it receives notice thereof, has become effective or any supplement to the Prospectus or any amended Prospectus has been filed (other than those relating solely to an offering of securities other than the Offered Securities) and furnish the Representatives copies thereof; (ii) the Company will file promptly all reports required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14(d) or 15(d) of the Exchange Act subsequent to the date of the Prospectus; (iii) the Company will advise the Representatives promptly of any request by the Commission for the amending or supplementing of the Registration Statement or of any part thereof or for additional information (other than solely in respect of an offering of securities other than the Offered Shares), and will advise the Representatives promptly of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any part thereof and will use commercially reasonable efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued; and (iv) the Company will advise the Representatives promptly of the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Shares for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose.

          (c) If, at any time when a prospectus relating to the Offered Shares is required to be delivered under the Securities Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus or to file under the Exchange Act any document to be incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Company promptly will notify the Representatives and at the Representatives' request file such document and prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus, or the document that will be filed under the Exchange Act so as to be incorporated by reference in the Prospectus, which will correct such statement or omission or effect such compliance, provided, that in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Offered Shares at any time nine months or more after the time of issue of the Prospectus, upon the Representatives' request but at the expense of such Underwriter, the Company promptly will prepare and deliver to such Underwriter as many copies as the Representatives may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act. Neither the Representatives' consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

          (d) If necessary, the Company will promptly from time to time take such action as the Representatives may reasonably request to qualify the Offered Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably request and to comply with such laws as to permit the continuance of sales and dealings therein in such jurisdictions for so long as may be necessary to complete the distribution of the Offered Shares not to exceed one year, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation, to subject itself to taxation or to file a general or unlimited consent to process in any jurisdiction.

          (e) The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its shareholders as soon as practicable an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations.

          (f) The Company will furnish to the Representatives copies of the Registration Statement, any Preliminary Prospectus, the Prospectus and the Incorporated Documents and during the time when a prospectus relating to the Offered Shares is required to be delivered under the Securities Act, all amendments and supplements to such documents (other than those solely relating to an offering of securities other than the Offered Shares), in each case as soon as available and in such quantities as are reasonably requested.

          (g) If and to the extent so provided in the Terms Agreement referred to in Section 3, the Company, for the period therein provided, will not, directly or indirectly, sell, contract to sell or otherwise dispose of certain of its securities as specified in such Terms Agreement.

          (h) The Company will apply the net proceeds received by it from the sale of the Offered Shares pursuant to this Agreement and the Terms Agreement as set forth in the Prospectus under the caption "Use of Proceeds."

          (i) If the Underwriters have the right under the Terms Agreement to take delivery of the Offered Shares in the form of Common Shares or ADSs and if they have elected to take delivery of some or all of the Offered Shares in the form of ADSs, prior to the relevant Closing Date, the Company will deposit the relevant Common Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise will comply with the Deposit Agreement so that ADRs evidencing the requisite number of ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Common Shares and delivered to the Underwriters on the Closing Date.

          (j) The Company will use its commercially reasonable efforts to list, subject to notice of issuance, the Offered Shares on the OSE and, if applicable, the ADSs on Nasdaq.

          (k) The Company will take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" as defined in the Investment Company Act.

          SECTION 4A. Further Agreements of the Selling Shareholders. Each Selling Shareholder hereby agrees as to itself with the several Underwriters and the Company as follows:

          (a) As soon as such Selling Shareholder is advised thereof, such Selling Shareholder will advise the Company and the Underwriters of (i) receipt by such Selling Shareholder of any communication from the Commission relating to the Registration Statement, the Prospectus or any Preliminary Prospectus, or any notice or order of the Commission relating to the Company or the Selling Shareholders in connection with the transactions contemplated by this Agreement and the Terms Agreement referred to in Section 3 and (ii) the happening of any event during the period when a prospectus relating to the Offered Shares is required to be delivered under the Securities Act that in the judgment of such Selling Shareholder makes any statement made in the section of the Registration Statement referred to in Section 2.A(e) hereof untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

          (b) If and to the extent so provided in the Terms Agreement referred to in Section 3, such Selling Shareholder, for the period therein provided, will not, directly or indirectly, sell, contract to sell or otherwise dispose of certain of the securities of the Company as specified in such Terms Agreement.

          (c) Prior to the date and time of delivery and payment for the Offered Shares (the "Time of Delivery"), to deposit Common Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Common Shares and delivered to the Underwriters at such Time of Delivery, to the extent requested by the Underwriters in accordance with this Agreement.

          SECTION 5. Expenses. The Company will pay or cause to be paid the following: (a) the costs incident to the authorization, issuance, transfer and delivery of the Offered Shares and any transfer taxes imposed on the issuance, sale and delivery of the Offered Shares to each Underwriter; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement including exhibits, the ADS Registration Statements, any Preliminary Prospectus and the Prospectus and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters;
(c) the costs of distributing this Agreement, any Terms Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Offered Shares; (d) the filing fees incident to securing the review by the National Association of Securities Dealers, Inc. of the terms of sale of the Offered Shares; (e) any applicable listing or other fees related to the listing of the ADSs on Nasdaq and the Offered Shares on the OSE; (f) if applicable, the reasonable fees and expenses (not in excess, in the aggregate, of $10,000) of qualifying the Offered Shares under the securities laws of the several jurisdictions where necessary and of preparing, printing and distributing a Blue Sky Memorandum (including reasonable related fees and expenses of counsel to the Underwriters) in connection with any Blue Sky Memorandum; (g) the costs and expenses of the Company and the Selling Shareholders relating to investor presentations on any "road show" if undertaken in connection with the marketing of the offering of the Offered Shares, including, without limitation, expenses associated with the production of road show slides and graphics and travel and lodging expenses of officers of the Company; (h) the cost of preparing ADRs evidencing ADSs and the delivery of the ADSs to the Underwriters, including any capital, stamp or other similar tax or duty imposed by Luxembourg payable upon the issue of the ADSs; (i) the costs and expenses of the deposit of the Offered Shares by the Company and the Selling Shareholders under the Deposit Agreement in exchange for ADRs issued thereunder, including the charges of the Depositary in connection therewith; (j) the fees and expenses (including reasonable fees and disbursements of counsel) of the Depositary, the book-entry depositary and any custodian appointed under the Deposit Agreement other than the fees and expenses to be paid by holders of ADRs (other than the Underwriters, in connection with the purchase of ADSs); (k) the costs and charges of any transfer agent or registrar in connection with the issuance of the Offered Shares to the Underwriters; and (l) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Shareholders under this Agreement provided that, except as provided in this Section 5, 7 and 9, the Underwriters will pay all of their own costs and expenses, including the costs and expenses of their counsel, travel and accommodation expenses of representatives of the Underwriters in connection with any road show, any transfer taxes (other than transfer taxes imposed by Luxembourg on the issuance, sale and delivery of the Offered Shares to the Underwriters and transfer taxes referred to in (a) above) on resale of any of the Offered Shares by them and the expenses of advertising any offering of the Offered Shares made by the Underwriter.

          SECTION 6. Conditions of Underwriter's Obligations. The obligations of the several Underwriters to purchase and pay for the Firm Shares on the Firm Closing Date and the Option Shares on the Option Closing Date will be subject to the truth and accuracy in all material respects of the representations and warranties on the part of the Company and the Selling Shareholders herein at and as of the applicable Closing Date, to the truth and accuracy in all material respects of the written statements of officers of the Company and officers of the Selling Shareholders made pursuant to the provisions hereof at and as of the applicable Closing Date, to the performance by the Company and the Selling Shareholders in all material respects of its obligations hereunder, and to each of the following additional terms and conditions:

          (a) On or prior to the date of the Terms Agreement, the Representatives shall have received letters, dated the date of delivery thereof, of the Company's independent public accountants in form and substance reasonably satisfactory to the Representatives, addressed to the Representatives and dated the date of delivery thereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date thereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to such dates), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to the Underwriter in connection with registered public offerings.

          (b) With respect to the letters of the Company's independent public accountants referred to in (a) above and delivered to the Representatives concurrently with the execution of the Terms Agreement (the "initial letters"), the Company shall have furnished to the Representatives a letter (the "bring-down letter") of such accountants, addressed to the Representatives and dated the relevant Closing Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters.

          (c) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) of the Securities Act within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with
Section 4(a) of this Agreement; no stop orders suspending the effectiveness of the Registration Statement or the ADS Registration Statements or any part thereof shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with or otherwise resolved to the Commission's satisfaction.

          (d) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Terms Agreement, the Offered Shares, the Registration Statement and the Prospectus, and all other lega1 matters relating to this Agreement shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company and the Selling Shareholders shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (e) Luxembourg counsel to the Company shall have furnished to the Representatives their written opinion addressed to the Representatives and dated the relevant Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

          (i) The Company has been duly organized and is validly existing under the laws of Luxembourg with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; the Company is duly registered and qualified to conduct its business and does not need, in Luxembourg, any governmental authorizations, approvals, orders, licenses, certificates, franchises or permits of or from any governmental or regulatory officials of Luxembourg to own its properties and to conduct its business;

          (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the outstanding Common Shares of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus, and such description conforms to the rights set forth in the Articles of Incorporation;

          (iii) The issuance and sale of the Offered Shares under the Terms Agreement is not subject to statutory preemptive or other similar statutory rights of any securityholder of the Company, and the holders of outstanding shares of the Company do not have any statutory preemptive or similar statutory rights under any circumstances, except as described in the Prospectus;

          (iv) The Offered Shares are freely transferable pursuant to Luxembourg law by the Company to or for the account of the several Underwriters, and there are no statutory restrictions on the subsequent transfer of the Common Shares, except as described in the Prospectus;

          (v) No holder of Common Shares will be subject to personal liability by mere reason of being such a holder;

          (vi) The Offered Shares have been duly and validly authorized and, when issued and delivered against payment therefor will be duly and validly issued, fully paid and non-assessable;

          (vii) Except as described in the Prospectus or provided in the Articles of Incorporation, there are no statutory preemptive or other statutory rights to subscribe for or to purchase, nor any statutory restriction upon the voting or transfer of, any Common Shares;

          (viii) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending before or threatened by any Luxembourg court or governmental agency, authority or body, against the Company, or to which the Company or its properties is subject, that are required to be described in the Prospectus;

          (ix) The Company has the corporate power and corporate authority to enter into and perform the obligations on its part to be performed under the Terms Agreement (including the provisions of this Agreement);

          (x) This Agreement and the Terms Agreement have been duly authorized, executed and delivered by the Company and constitutes the valid and binding obligation of the Company;

          (xi) The issuance and sale of the Offered Shares to be sold by the Company under the Terms Agreement, the sale of the Offered Shares by the Selling Shareholders and the deposit of the Common Shares with the Depositary against issuance of the ADRs evidencing the ADSs and the compliance by the Company and the Selling Shareholders with all the provisions of this Agreement, such Terms Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not result in any violation of the provisions of the Articles of Incorporation of the Company or any statute, order, rule or regulation of any Luxembourg court or governmental agency or body having jurisdiction over the Company or its property or assets;

          (xii) Other than as described or set forth in the Prospectus, no stamp or other issuance taxes or duties are payable by or on behalf of the Underwriters under Luxembourg law in connection with the issuance and sale of the Offered Shares by the Company, and the sale of the Offered Shares by the Selling Shareholders, to the Underwriters, the deposit of the Common Shares under the Deposit Agreement, the sale of the Offered Shares or ADRs by the Underwriters or the consummation of the other transactions contemplated hereby;

          (xiii) No consent, approval, authorization or other order of any Luxembourg court, regulatory body, administrative agency or other governmental body is required for the issuance and sale of the Offered Shares by the Company, and the sale of the Offered Shares by the Selling Shareholders, for the deposit of the Common Shares with the Depositary against issuance of ADRs evidencing the ADSs to be delivered or the consummation of the Company and the Selling Shareholders of the transactions contemplated by this Agreement or the Terms Agreement;

          (xiv) The consent to service of process and submission to jurisdiction and choice of law provisions set forth in Sections 14 and 15 of this Agreement are valid and binding agreements of the Company and any judgment duly obtained against the Company in a New York Court (as defined in Section 15 of this Agreement) in respect of this Agreement or the Terms Agreement would be enforceable by suit against the Company in a Luxembourg court;

          (xv) The statements set forth in the Prospectus under the caption "Taxation--Luxembourg Taxation," to the extent they constitute matters of Luxembourg law and legal conclusions with respect thereto, are accurate in all material respects;

          (xvi) The statements set forth in the Prospectus under the caption "Description of Share Capital," to the extent such statements relate to matters of Luxembourg law or regulation or to the provisions of documents therein described, are true and accurate in all material respects; and

          (xvii) The Deposit Agreement has been duly authorized, executed and delivered by the Company under the laws of Luxembourg and, assuming due authorization, execution and delivery of the Deposit Agreement by the Depositary, constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, except insofar as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium and other laws relating to creditors' rights generally and general principles of equity (whether considered in an action at law or in equity).

          (f) The General Counsel of the Company shall have furnished to the Representatives his written opinion, addressed to the Representatives and dated the relevant Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

          (i) Each of the Significant Subsidiaries has been duly organized and is validly existing as entities in good standing under the laws of its jurisdiction of organization (to the extent good standing is recognized in such jurisdictions), with power and authority to own its properties and conduct its business as described in the Prospectus (for which opinion such counsel may rely on the opinions of other counsel);

          (ii) The issuance and sale of the Offered Shares and the deposit of the Common Shares with the Depositary against issuance of the ADRs evidencing the ADSs and the compliance by the Company with all of the provisions of this Agreement, the Terms Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a part or by which any the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such conflicts, breaches or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect or adversely affect the performance of this Agreement or the consummation of the transactions contemplated hereby; and

          (iii) Except as set forth in the Prospectus or incorporated by reference therein, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to result in a Material Adverse Effect; and to the best of such person's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (g) Counsel to each Selling Shareholder (which may be more than one counsel) shall have furnished to the Representatives their written opinion, addressed to the Representatives and dated the relevant Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

          (i) Such Selling Shareholder has been duly organized and is validly existing as an entity in good standing under the laws of its jurisdiction of organization (to the extent good standing is recognized in such jurisdiction);

          (ii) Such Selling Shareholder has all requisite power and authority to execute and deliver this Agreement and the Terms Agreement and to perform its obligations hereunder and thereunder;

          (iii) The offer and sale of the Offered Shares to be sold by such Selling Shareholder under the Terms Agreement, the deposit of Common Shares with the Depositary against issuance of the ADRs evidencing the ADSs, the compliance by such Selling Shareholder with all of the provisions of this Agreement and such Terms Agreement and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject,
     (ii) result in any violation of the provisions of the charter, by-laws or other organizational documents of such Selling Shareholder or (iii) result in any violation of any [jurisdiction of organization] statute or any order, rule or regulation of any [jurisdiction of organization] court or governmental agency or body known to such counsel to be applicable to such Selling Shareholder or its properties or assets;

          (iv) No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body of the country of organization of such Selling Shareholder is required for the sale of such Offered Shares by such Selling Shareholder, for the deposit by such Selling Shareholder of Common Shares with the Depositary against issuance of ADRs evidencing the ADSs to be delivered or the consummation by such Selling Shareholder of the transactions contemplated by this Agreement and the Terms Agreement;

          (v) Such Selling Shareholder has good and clear title to the Offered Shares to be sold by it and, upon delivery thereof pursuant to the Terms Agreement and payment therefor, good and clear title will pass to the Underwriters, severally, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever; and

          (vi) This Agreement and the Terms Agreement have been duly authorized, executed and delivered by such Selling Shareholder and constitutes the valid and binding obligation of such Selling Shareholder.

          (h) If the Representatives elect pursuant to the Terms Agreement to take delivery of some or all of the Offered Shares in the form of ADSs, the Representatives shall have received an opinion, dated the relevant Closing Date, of counsel for the Depositary, in form and substance satisfactory to the Representatives, to the effect that:

          (i) The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes the valid and legally binding agreement of the Depositary, enforceable against the Depositary in accordance with its terms except to the extent that (A) enforcement thereof may be limited by (1) bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and (2) general principles of equity (regardless of whether enforceability is considered in a proceeding in law or in equity), and (B) rights to indemnity and contribution may be limited by United States federal or state securities laws or public policy;

          (ii) The Depositary has full power and authority and legal right to execute and deliver the Deposit Agreement and to perform its obligations thereunder; and

          (iii) The ADRs issued in accordance with the terms and conditions of the Deposit Agreement and the ADS Registration Statements to evidence the [_________] ADSs delivered to the Underwriters in connection with the transaction contemplated in the Underwriting Agreement are duly and validly issued and entitle the Holders thereof (as defined in the Deposit Agreement) to the rights specified therein and in the Deposit Agreement.

          (i) White & Case LLP shall have furnished to the Representatives their written opinion, as special U.S. counsel to the Company, addressed to the Representatives and dated the relevant Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

          (i) The Registration Statement has become effective under the Securities Act, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

          (ii) The Registration Statement relating to the Offered Shares, as of its effective date, and the Prospectus, as of the date of the Terms Agreement (other than the financial statements and related schedules and other financial and statistical data included or incorporated by reference therein or omitted therefrom and other than the Trustee's Statement of Eligibility on Form T-1, as to which such counsel need express no opinion or belief) appeared on their face to comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations thereunder; provided that such counsel need not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those statements made in clauses (iv) and (v) below;

          (iii) The execution and delivery of the Terms Agreement (including the provisions of this Agreement) by the Company and the consummation of the transactions contemplated thereby do not result in any violation of the provisions of any U.S. federal or New York State law, statute rule or regulation. No consent, approval, authorization or order of, or filing or registration with, any U.S. federal or New York State court or U.S. federal or New York State governmental agency or body is required for the execution, delivery and performance of the Terms Agreement by the Company and the consummation of the transactions contemplated hereby except the registration under the Securities Act of the Offered Shares and the ADSs, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Shares by the Underwriters (as to which such counsel need express no opinion or belief);

          (iv) The statements set forth in the Prospectus under the caption "Description of American Depositary Receipts Relating to Common Shares", insofar as they purport to constitute a summary of the terms of the ADRs, fairly summarize in all material respects the terms of the Deposit Agreement and the ADRs and the agreements set forth therein;

          (v) The statements set forth in the Prospectus under the caption "Taxation--U.S. Federal Income Taxation," to the extent they constitute matters of United States federal income tax law and legal conclusions with respect thereto, are accurate in all material respects;

          (vi) The Company is not an "investment company" as defined in the Investment Company Act;

          (vii) The Deposit Agreement has been duly executed and delivered by the Company under the laws of the State of New York and, assuming due authorization, execution and delivery of the Deposit Agreement by the Depositary and that each of the Depositary and the Company has full power, authority and legal right to enter into and perform its obligations thereunder, constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, except insofar as enforceability may be limited by applicable bankruptcy, insolvency, moratorium and other laws relating to creditors' rights generally and general principles of equity (whether considered in an action at law or in equity);

          (viii) If the Representatives elect pursuant to the Terms Agreement to take delivery of some or all of the Offered Shares in the form of ADSs, upon due issuance of a master ADR evidencing ADSs being delivered on the relevant Closing Date against the deposit of Common Shares to be deposited by the Company or the Selling Shareholders, as the case may be, in respect thereof in accordance with the provisions of the Deposit Agreement, such master ADR with respect to such Common Shares will be duly and validly issued and the person in whose name the master ADR is registered will be entitled to the rights specified therein and in the Deposit Agreement;

          (ix) Under the laws of the State of New York relating to personal jurisdiction, the Company and each Selling Shareholder has, pursuant to
     Section 15 of this Agreement, validly and irrevocably consented to the personal jurisdiction of any New York Court (as defined in Section 15) in any action arising out of or based upon the Terms Agreement (including the provisions of this Agreement) or the transactions contemplated thereby or hereby, has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has validly and irrevocably appointed the Authorized Agent (as defined herein) as its authorized agent for the purpose described in Section 15 hereof; and service of process effected in the manner set forth in Section 15 hereof will be effective; provided, however, that such counsel need express no opinion as to whether a federal court sitting in New York would have jurisdiction in a suit, action or proceeding against the Company or a Selling Shareholder brought by one or more plaintiffs who are not U.S. nationals or residents;

          (x) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to the relevant Closing Date (other than the financial statements and other financial and statistical data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, appeared on their face to comply as to form in all material respects with the requirements of the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and

          (xi) To the knowledge of such counsel, the issuance and sale of the Offered Shares to be sold by the Company and the Selling Shareholders under the Terms Agreement and the deposit of the Common Shares with the Depositary against issuance of the ADRs evidencing the ADSs and the compliance by the Company and the Selling Shareholders with all the provisions of this Agreement, such Terms Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not result in any violation of the provisions of any New York statute, order, rule or regulation of any New York court or governmental agency or body having jurisdiction over the Company or the Selling Shareholders or their property or assets.

          Such opinion shall also be to the effect that (x) such counsel has acted as special U.S. counsel to the Company in connection with the preparation of the Registration Statement and (y) based on the foregoing, nothing has come to the attention of such counsel which causes them to believe that (a) as of its Effective Date, the Registration Statement (except for the financial statements and other financial and statistical data included or incorporated by reference therein or omitted therefrom and other than the Trustee's Statement of Eligibility on Form T-1, as to which such counsel need express no opinion or belief), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that (b) as of the date of the Terms Agreement, the Prospectus (except for the financial statements and other financial and statistical data included or incorporated by reference therein or omitted therefrom and other than the Trustee's Statement of Eligibility on Form T-1, as to which such counsel need express no opinion or belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made not misleading or that (c) the Prospectus, as amended or supplemented as of the relevant Closing Date (except for the financial statements and other financial and statistical data included or incorporated by reference therein or omitted therefrom and other than the Trustee's Statement of Eligibility on Form T-1, as to which such counsel need express no opinion or belief), contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (other than as set forth in clauses
(iv) and (v) above).

          In rendering such opinion, such counsel may state that they express no opinion as to the laws other than the Federal law of the United States and the law of the State of New York.

          (j) The Representatives shall have received from their U.S. counsel such opinion or opinions, dated the relevant Closing Date, with respect to the issuance and sale of the Offered Shares, the Registration Statement, the Prospectus and such other related matters as the Underwriters may reasonably require.

          (k) The Company shall have furnished to the Representatives a certificate, dated the relevant Closing Date, of its Chief Executive Officer and its Chief Financial Officer stating that to their knowledge, the representations and warranties of the Company in Section 2 of this Agreement and in the Terms Agreement, if applicable, are true and correct in all material respects as of such Closing Date, the Company has complied in all material respects with all its agreements contained herein and that the conditions set forth in Sections 6(a) and (m) herein have been met.

          (l) Each of the Selling Shareholders shall have furnished or caused to be furnished to the Representatives a certificate, dated the relevant Closing Date, of its Chief Executive Officer or a Vice President and its Chief Financial Officer, on behalf of such Selling

Shareholder, stating that to their knowledge, the representations and warranties in Section 2.A of this Agreement and in the Terms Agreement, if applicable, are true and correct in all material respects as of such Closing Date.

          (m) Other than as set forth, contemplated in or incorporated by reference in the Prospectus: (i) neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, or (ii) since such date, there shall not have been any (A) material change in the capital stock of the Company or any material change in the long-term consolidated debt of the Company and its consolidated subsidiaries or (B) Material Adverse Effect, the effect of which, in any such case described in clause (i) or (ii), is, in the reasonable judgment of the Representatives, after consultation with the Company, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Offered Shares being delivered on such Closing Date on the terms and in the manner contemplated in the Prospectus.

          (n) Subsequent to the execution and delivery of the Terms Agreement there shall not have occurred any of the following: (i) trading in securities generally on Nasdaq or the Oslo Stock Exchange, shall have been suspended for more than two hours or other material limitation on trading imposed, (ii) trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended for more than two hours or other material limitation on trading of the Company's securities imposed, (iii) a banking moratorium shall have been declared by U.S. federal or state authorities, (iv) the United States shall have become engaged in significant hostilities, there shall have been a significant escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (v) there shall have occurred such a material adverse change in general economic, political or financial conditions, including without limitation as a result of significant terrorist activities in the United States after the date hereof, (or the effect of international conditions on the financial markets in the United States, Luxembourg or Norway shall be such) as to make it, in the reasonable judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Offered Shares on the terms and in the manner contemplated in the Prospectus.

          (o) Nasdaq and the OSE shall have approved the Offered Shares to be sold by the Company at such Closing Date for listing, subject only to official notice of issuance.

          All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Prospectus for purposes of this subsection.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Representatives.

          SECTION 7. Indemnification and Contribution.

          (a) The Company shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls such Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof to which such Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the ADS Registration Statements or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the ADS Registration Statements, the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for inclusion therein; and provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Common Shares or ADSs to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or the Prospectus as then amended or supplemented in any case where such delivery is required by the Securities Act if the Company has previously furnished copies thereof in sufficient quantity to such Underwriter as required by Section 4(f) and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in a Preliminary Prospectus which was corrected in the Prospectus or the Prospectus as then amended, modified or supplemented. The foregoing indemnity agreement is in addition to any liability that the Company may otherwise have to any Underwriter or to any officer, employee or controlling person of such Underwriter.

          (b) Each Underwriter shall indemnify and hold harmless the Company, its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
(i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the ADS Registration Statements or the Prospectus or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the respective Underwriters may otherwise have to the Company or any such director, officer, employee or controlling person.

          (c) Promptly after receipt by an indemnified party under subsection
(a) or (b) of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under this Section 7 except to the extent it has been prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this
Section 7. If any such claim or action shall be brought against an indemnified party, and it notifies the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No indemnifying party shall be liable for any settlement of any proceeding effected without its written consent, but if settled with such written consent, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement. No indemnifying party shall without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to, any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent
(i) includes an unconditional release of the indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (d) If the indemnification provided for in this Section 7 shall for any reason be unavailable (other than as a result of (i) the provisos contained in Section 7(a), or (ii) the failure of the indemnified party to give notice to the indemnifying party as required under Section 7(c)) or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Offered Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Offered Shares purchased under the Terms Agreement (before deducting expenses and after deducting total underwriting discounts and commissions) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Offered Shares purchased under the Terms Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          SECTION 8. Default of Underwriters. If any Underwriter or Underwriters shall default in their obligations to purchase the Offered Shares which it has agreed to purchase under the Terms Agreement relating to such Offered Shares, and the number of shares of Offered Shares that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Shares, the Lead Underwriter may make arrangements satisfactory to the Company for the purchase of such Offered Shares by other persons, including any of the other Underwriters, but if no such arrangements are made by the

Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments under the Terms Agreement (including the provisions of this Agreement), to purchase the Offered Shares that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the number of shares of Offered Shares with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Shares that the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to the Lead Underwriter and the Company for the purchase of such Offered Shares by other persons are not made within 36 hours after such default, the Terms Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 9. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

          The foregoing obligations and agreements set forth in this Section will not apply if the Terms Agreement specifies that such obligations and agreements will not apply.

          SECTION 9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers, of each Selling Shareholder or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company, each Selling Shareholder or any of their respective representatives, officers or directors or any controlling person and will survive delivery of and payment for the Offered Shares. If the Terms Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Shares by the Underwriters under the Terms Agreement is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Underwriters pursuant to Section 7 shall remain in effect. If the purchase of the Offered Shares by the Underwriters is not consummated for any reason, other than solely because of the termination of the Terms Agreement pursuant to
Section 8 or the occurrence of any event specified in clause (i), (iii), (iv) or
(v) of Section 6(n), the Company will reimburse the Underwriters for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by them in connection with the offering of the Offered Shares, but the Company shall be under no further liability to any Underwriter except as provided in Section 5 and Section 7.

          SECTION 10. Notices. All statements, requests, notices and agreements hereunder shall be in writing and if to the Underwriters shall be sufficient in all respects, if delivered or sent by first class mail, telex, or facsimile transmission (confirmed in writing by overnight courier sent on the day of such facsimile transmission) to the address of the Representatives as set forth in the Terms Agreement; and if to the Company or the Selling Shareholders shall be sufficient in all respects if delivered or sent by air mail, telex, or facsimile transmission (confirmed in writing by overnight courier sent on the day of such facsimile transmission) to the address of the agent for service of the Company set forth in the Registration Statement, Attention: Alan B. Winsor, Esq., Senior Vice President, Secretary and General Counsel. Any such statements, requests, notices or agreements shall have effect upon receipt thereof.

          SECTION 11. Successors. This Agreement will inure solely to the benefit of and be binding upon the Company, the Selling Shareholders and such Underwriters as are identified in Terms Agreements and their respective officers and directors and controlling persons referred to in Sections 7 and 9, and the respective heirs, executors, administrators, successors and assigns, and no other person will acquire or have any right or obligation hereunder or by virtue of this Agreement. No purchaser of any of the Offered Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

          SECTION 12. Representatives. In all dealings under any Terms Agreement and hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives.

          SECTION 13. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) "subsidiary" have the meaning set forth in Rule 405 of the Rules and Regulations.

          SECTION 14. Governing Law. This Agreement and the Terms Agreement shall be governed by and construed in accordance with the laws of New York, without regard to principles of conflict of laws.

          SECTION 15. Submission to Jurisdiction. Each of the parties hereto irrevocably (i) agrees that any suit, action or proceeding arising out of or based upon a Terms Agreement (including the provisions of this Agreement) or the transactions contemplated thereby or hereby may be instituted in any state or federal court located in the Borough of Manhattan, The City of New York, New York (each a "New York Court"), (ii) waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding and (iii) submits to the jurisdiction of such courts in any such suit, action or proceeding. The Company and each Selling Shareholder expressly consents to the jurisdiction of any New York Court in respect of any such suit, action or proceeding and waives any other requirements of or objections to personal jurisdiction with respect thereto. Each of the Company and each Selling Shareholder has appointed ______________ as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on any such Terms Agreement (including the provisions of this Agreement) or the transactions contemplated hereby or thereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter. Such appointment shall be irrevocable. Each of the Company and each Selling Shareholder represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company or a Selling Shareholder shall be deemed, in every respect, effective service of process upon the Company or such Selling Shareholder, as the case may be.

          SECTION 16. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          SECTION 17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                  If the foregoing is in accordance with your understanding, please sign and return three counterparts hereof.

                                              Very truly yours,

                                              STOLT OFFSHORE S.A.



                                                By__________________________
                                                  Name:
                                                  Title:



                                              STOLT OFFSHORE INVESTING LTD.



                                                By__________________________
                                                  Name:
                                                  Title:



                                              STOLT NIELSEN TRANSPORTATION GROUP
                                              LTD.


                                                By__________________________
                                                  Name:
                                                  Title:



Accepted as of the date hereof:

[Names of Underwriters]

By:      [Representatives]


By___________________________
   Name:
   Title:

On behalf of each of the Underwriters

                                                                        Annex A
                                                                        --------


                               STOLT OFFSHORE S.A.

                                  Common Shares



                                 Terms Agreement
                                 ----------------


                                                               ---------, ----

[Names and Addresses of
Representatives]

  Ladies and Gentlemen:

1.  Introductory

          Stolt Offshore S.A., a societe anonyme holding organized under the laws of Luxembourg (the "Company"), proposes to issue and sell, and Stolt Offshore Investing Ltd., a Bermuda corporation and an indirect wholly owned subsidiary of the Company, and Stolt-Nielsen Transportation Group Ltd., a Liberian corporation and a wholly owned subsidiary of Stolt-Nielsen S.A. (the "Selling Shareholders") propose to sell, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated _________ __, ____ (the "Underwriting Agreement"), between the Company on the one hand and __________________, on the other hand, to the Underwriters named in Schedule I hereto (the "Underwriters") the number of common shares, par value $2.00 per share, of the Company (the "Common Shares") specified in Schedule II hereto. Except to the extent explicitly provided otherwise herein, each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that, if this Terms Agreement and the Underwriting Agreement are dated different dates, each representation and warranty with respect to the Prospectus in Section 2 and
Section 2A of the Underwriting Agreement shall be deemed to be a representation and warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined) and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended or supplemented relating to the Common Shares which are the subject of this Terms Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of each of the Underwriters of Common Shares are set forth in
Schedule II hereto.

          Subject to the terms and conditions set forth herein, in Schedule II hereto and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell, and the Selling Shareholders agree to sell, to each of the Underwriters, and each of the

Underwriters agrees, severally and not jointly, to purchase from the Company and the Selling Shareholders, at the time and place and at a purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto.

2.  Purchase and Offering of Securities

          [Subject to the terms and conditions set forth herein, in Schedule II hereto and in the Underwriting Agreement incorporated herein by reference, [__________] hereby grants an option to the Underwriters, severally and not jointly, to purchase in the aggregate up to the number of Option Shares set forth on Schedule II at the same purchase price as shall be applicable to the Firm Shares. The option hereby granted will expire __ days after the date hereof and may be exercised, in whole or in part at one time, only for the purpose of covering over-allotments that may be made in connection with the offering and distribution of the Firm Shares. Such option may be exercised upon written notice by the Representatives to [__________] setting forth the number of Option Shares as to which the several Underwriters are exercising the option and the Option Closing Date. If the option is exercised as to all or any portion of the Option Shares, the Option Shares as to which the option is exercised shall be purchased by each Underwriter, severally and not jointly, in the proportion that the number of Firm Shares set forth opposite the name of such Underwriter in
Schedule I bears to the total number of Firm Shares, subject to such adjustments as you, in your discretion, shall make to eliminate any sales or purchases of fractional Offered Shares. No Option Shares shall be sold or delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered. The right to purchase the Option Shares or any portion thereof may be surrendered and terminated at any time before the exercise thereof upon written notice by the Representatives to [__________].]

          [With respect to all or a portion of the Common Shares to be purchased and sold by the several Underwriters, the Representatives may elect to have ADSs delivered and paid for hereunder in lieu of, and in satisfaction of, the Company's and/or the Selling Shareholders' obligation to sell to the several Underwriters and the several Underwriters' obligations to purchase, Common Shares. Notice of such election shall be given by the Representatives to the Company and/or the Selling Shareholders at least two business days prior to the relevant Closing Date (the "Notification Time"). The number of ADSs to be purchased by the Underwriters as a result of the making of such election shall be adjusted by the Representatives so as to eliminate any fractional ADSs and the purchase price for any ADSs so delivered as a result of making such election shall be the purchase price per ADS set out in Schedule II hereto Except as the context may otherwise require, references hereinafter to the Common Shares shall include all of the Common Shares, whether in the form of Common Shares or ADSs.]

          If the foregoing is in accordance with your understanding, please sign and return to us _______ counterparts hereof, and upon acceptance hereof by you, on behalf of the Underwriters, this Terms Agreement and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters, the Company and each of the Selling Shareholders. [It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be supplied to the Company and the Selling Shareholders upon request, but without warranty on your part (other than as to yourselves) as to the authority of the signers thereof.]

                                Very truly yours,

                                                  STOLT OFFSHORE S.A.



                                                  By___________________________
                                                    Name:
                                                    Title:



                                                  STOLT OFFSHORE INVESTING LTD.



                                                  By___________________________
                                                    Name:
                                                    Title:



                                                  STOLT NIELSEN TRANSPORTATION
                                                  GROUP LTD.



                                                  By___________________________
                                                    Name:
                                                    Title:

Accepted as of the date hereof:

[Names of Underwriters]

By:      [Representatives]

By_________________________
  Name:
  Title:

On behalf of each of the Underwriters

                                                                   SCHEDULE I
                                                                   ----------


                                                              Number of
                                                              Firm Shares
                  Underwriter                                 to be Purchased
                                                              ---------------

                                                              ---------------

                           Total.......................       ---------------

                                                                    SCHEDULE II
                                                                    -----------


Title of Securities:       Common Shares/ADSs

Depositary:

Aggregate number of Firm Shares:

Aggregate number of Option Shares:

Price to public:

                  [$]___________ per Share

                  [$]___________ per ADS

Purchase price paid by Underwriters:

                  [$]___________ per Share

                  [$]___________ per ADS

Specified funds for payment of purchase price:

                  [Federal funds]
                  [New York Clearinghouse funds]

Firm Closing Date:

                  [Time and date], ____

Closing Location:

Blackout Period:

                  [None]

                [For a period beginning at the time of execution of the Terms Agreement and ending [90] days thereafter, the Company will not, directly or indirectly, without the prior written consent of the Representatives, (A) offer, sell, contract to sell, pledge or otherwise dispose of for value Common Shares, ADSs or securities representing, convertible into or exchangeable for, or any rights to purchase or acquire, Common Shares or ADSs or (B) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Shares, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Shares or other securities, in cash or otherwise, other than (1) pursuant to the Terms Agreement, (2) Common Shares issued pursuant to a stock dividend, (3) Common Shares or options for Common Shares issued to officers and employees of the Company or any of its subsidiaries under any stock plan existing at the time of execution of the Terms Agreement or any future such plan, or any Common Shares issued upon exercise of any such options, or (4) Common Shares issued upon the exercise of any options or other securities exercisable for Common Shares, or the conversion or exchange of convertible or exchangeable securities, in each case, outstanding at the time of execution of the Terms Agreement[; provided, however, it is understood and agreed that, notwithstanding the foregoing, the Company may announce an offering of Common Shares and/or ADSs in connection with an acquisition or similar corporate transaction and may engage in negotiations with prospective underwriters and others in connection with such offering.]

                [For a period beginning at the time of execution of the Terms Agreement and ending [90] days thereafter, the Selling Shareholder will not, directly or indirectly, without the prior written consent of the Representatives, (A) offer, sell, contract to sell, pledge or otherwise dispose of for value Common Shares, ADSs or securities representing, convertible into or exchangeable for, or any rights to purchase or acquire, Common Shares or ADSs or (B) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Shares, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Shares or other securities, in cash or otherwise, other than pursuant to the Terms Agreement.]

                [Insert terms, if other than as above]

Names and addresses of Representatives:

Address for Notices, etc.:

                                                                         Annex B

                            Significant Subsidiaries